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                           MFS(R) SMALL CAP VALUE FUND



            Supplement to the Preliminary Prospectus Dated February 25, 1998


The description of portfolio manager for the MFS Small Cap Value Fund under the "Management of the Fund - Investment Adviser" section is hereby revised as follows: "The Small Cap Fund is currently managed by a committee comprised of various equity research analysts employed by the Adviser. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Fund's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Fund's investment objective within their assigned industry responsibility."

                   The date of this Supplement is February 27, 1998.